March 25, 2008

Supplement

SUPPLEMENT DATED MARCH 25, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY TECHNOLOGY FUND
Dated July 31, 2007

The second sentence of the third paragraph of the section of the Prospectus entitled ‘‘The Fund — Principal Investment Strategies’’ is hereby deleted and replaced with the following:

In addition, the Fund may utilize forward foreign currency exchange contracts and invest in put and call options on securities, stock indices and Exchange Traded Funds (‘‘ETFs’’) representing indices.

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The second and third sentences of the section of the Prospectus entitled ‘‘The Fund — Principal Risks — Other Risks’’ is hereby deleted and replaced with the following:

The Fund is also subject to other risks from its permissible investments, including the risks associated with its fixed-income investments, forward foreign currency exchange contracts and its investments in put and call options. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

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The following is hereby added as the third paragraph of the section of the Prospectus entitled ‘‘The Fund — Additional Investment Strategy Information’’:

Put and Call Options.    The Fund may purchase and write put options and write covered call options with respect to securities, stock indices and ETFs representing indices. The Fund may use put and call options to protect against a decline in securities prices or an increase in prices of securities that may be purchased.

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The following is hereby added as the third paragraph of the section of the Prospectus entitled ‘‘The Fund — Additional Risk Information’’:

Put and Call Options.    If the Fund invests in put and call options, its participation in these markets would subject the Fund’s portfolio to certain risks. The Investment Adviser’s predictions of movements in the direction of the stock markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of put and call options include, for example, the possible imperfect correlation between the price of such options and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IFOSPT

March 25, 2008

Supplement

SUPPLEMENT DATED MARCH 25, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY TECHNOLOGY FUND
Dated July 31, 2007

The second paragraph of the section of the Statement of Additional Information entitled ‘‘Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Options and Futures Transactions’’ is hereby deleted and replaced with the following:

Covered Call Writing.    The Fund is permitted to write covered call options on portfolio securities, stock indices and Exchange Traded Funds (‘‘ETFs’’) representing indices, without limit. The Fund will receive from the purchaser, in return for a call it has written, a ‘‘premium’’ (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

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The seventh paragraph of the section of the Statement of Additional Information entitled ‘‘Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Options and Futures Transactions’’ is hereby deleted and replaced with the following:

Purchasing Call and Put Options.    The Fund may purchase listed and OTC call and put options on securities, stock indices and ETFs representing indices in order to provide downside protection and minimize risk. The outstanding net notional amounts of the Fund’s written and purchased put options and written call options used to provide downside protection and minimize risk will not exceed 100% of the Fund’s net assets. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

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The following is hereby added to the Statement of Additional Information at the end of the section entitled ‘‘Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Options and Futures Transactions’’:

Combined Transactions.    The Fund may enter into combined transactions. Combined transactions involve entering into multiple derivatives transaction (such as multiple options transactions, including purchasing and writing put options in combination with each other (‘‘put spreads’’); multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.